FREMONT MUTUAL FUNDS, INC.

                         Supplement dated March 26, 2004
                                       to
                         Prospectus dated March 1, 2004

FREMONT REAL ESTATE SECURTIES FUND

The Advisor has retained Urdang Securities Management, Inc. ("Urdang") to manage the Fremont Real Estate Securities Fund, effective March 26, 2004. The Fund was formerly managed by Lend Lease Rosen Real Estate Securities LLC.

The following replaces the fifth paragraph under the "Principal Strategy" section on page 16 of the Prospectus:

Fund management will normally sell a stock when it appreciates to a premium relative to other real estate companies, or the anticipated return is not sufficient compared to the risk of continued ownership.

The following replaces the "Portfolio Management" section on page 17 of the
Prospectus:

The Fremont Real Estate Securities Fund is managed by Sub-Advisor, Urdang Securities Management, Inc. (Urdang). Urdang was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2003, Urdang managed $700 million in public real estate securities in separate accounts.

The Fund is co-managed by Todd Briddell, CFA, Dean Frankel, CFA, and Peter Zabierek.

Mr. Briddell is a Managing Director of Real Estate Securities and serves as portfolio manager to the Fund. He co-founded Urdang Securities Management in 1995 and has 13 years of real estate industry experience. Mr. Frankel joined the firm in 1997 and is a vice president and senior securities analyst. He manages the firm's proprietary research effort and oversees the firm's trading activities. Mr. Zabierek is a vice president and senior research analyst. Prior to joining Urdang in 2003, he was employed by Morgan Stanley as a senior equity research associate from 2002. From 1998 through 2001, Mr. Zabierek was an associate for Salomon Smith Barney in their Real Estate Investment Banking division.